SUPPLEMENT DATED FEBRUARY 20, 2014

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2013

In the Statement of Additional Information Part-II under “Descriptions of Investment Strategies and Risks” on page II-6, under section “L. Municipal Securities” the following paragraph is added as the last paragraph in that section:

A Fund may invest in Puerto Rico municipal securities.  Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of a Fund’s holdings in Puerto Rico municipal obligations.  Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession of 2007-2008.  As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.”  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a Fund that invests in Puerto Rico municipal securities could be adversely affected.

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Please retain this Supplement for future reference.

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